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                                                                   Exhibit 10.18

                MANAGEMENT FEE REIMBURSEMENT AGREEMENT GUARANTEE


                  THIS MANAGEMENT FEE REIMBURSEMENT AGREEMENT GUARANTEE (this "Agreement") is entered into this 29th day of October, 1998, by and among HARRAH'S ENTERTAINMENT, INC., a Delaware corporation ("HET"), HARRAH'S OPERATING COMPANY, INC., a Delaware corporation ("HOCI"), and JAZZ CASINO COMPANY, L.L.C., a Louisiana limited liability company (the "Company").

                                    RECITALS

                  A. Harrah's Jazz Company, a Louisiana general partnership ("HJC"), filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code on November 22, 1995, which is now pending in the United States Bankruptcy Court for the Eastern District of Louisiana (the "Bankruptcy Court"), Case No. 95-14545.

                  B. HJC and certain other parties have submitted, and the Bankruptcy Court has confirmed, the Plan (as defined herein).

                  C. As contemplated by the Plan, the Company has succeeded to all the rights and obligations of HJC under that certain Amended and Restated Management Agreement between HJC and Harrah's New Orleans Management Company (the "Manager") dated as of March 14, 1994 and the Company and the Manager have entered into a Second Amended and Restated Management Agreement (the "Management Agreement").

                  D. Article 9.01(c)(ii) of the Management Agreement requires the parties to enter into this Agreement.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Guaranteed Reimbursement Obligations. HET and HOCI hereby irrevocably and unconditionally, jointly and severally, guarantee the full and complete payment and performance when due of the Manager's obligation to repay to the Company any deferred Management Fees which Manager is required to refund to Owner pursuant to Article 9.01(c)(ii) or 9.01(a) of the Management Agreement (the "Guaranteed Reimbursement Obligations").

         2. Further Assurances

                  2.1. Continuing Obligations. HET and HOCI, jointly and severally, agree to perform and comply with their obligations under this Agreement (the "Guarantor Obligations"),

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whether or not the Manager is liable therefor individually or jointly or severally with others, and whether or not recovery against the Manager is or may become barred by any statute of limitations or prescriptive or preemptive period or is or may become unenforceable or discharged, whether in whole or in part, for any reason other than payment or performance thereof in full. HET and HOCI agree that this Agreement is a guarantee of payment and not of collection, and that their obligations under this Agreement shall be primary, absolute and unconditional, irrespective of, and unaffected by:

                  (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in this Agreement, or any other agreement, document or instrument to which the Company, the Manager and/or HET and HOCI is or are or may become a party;

                  (b) the absence of any action to enforce this Agreement or any other document or the waiver or consent by the Company with respect to any of the provisions thereof; or

                  (c) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor,

it being agreed by each of HET and HOCI that its obligations under this Agreement shall not be discharged except as set forth herein. Each of HET and HOCI shall be regarded, and shall be in the same position, as principal with respect to the repayment obligations of the Manager under Articles 9.01(c)(ii) and 9.01(a) of the Management Agreement (the "Manager Obligations", and together with the Guaranteed Reimbursement Obligations, the "Obligations").

                  2.2. Waiver of Right to Compel. Each of HET and HOCI expressly waives all rights it may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, to compel the Company to proceed in respect of the Obligations against the Manager or any other party or against any security for the payment and performance of the Obligations before proceeding against, or as a condition to proceeding against, HET or HOCI. Each of HET and HOCI agrees that any notice or directive given at any time to the Company which is inconsistent with the waiver in the immediately preceding sentence shall be null and void and may be ignored by the Company, and in addition, may not be pleaded or introduced as evidence in any litigation relating to this Agreement for the reason that such pleading or introduction would be at variance with the written terms of this Agreement, unless the Company has specifically agreed otherwise in writing.

                  2.3. Remedies Not Exclusive. The remedies expressly set forth herein are not intended to be exclusive of any remedies that the Company may have against the Manager under other documents or agreements. Each of HET and HOCI recognize that the choice of remedies by the Company will necessarily and properly be a matter of the Company's business judgment, which the passage of time and events may or may not prove to have been the best choice to maximize recovery at the lowest cost to the Manager, HET or HOCI. Nevertheless, the choice of alternatives by the Company shall not be subject to question or challenge by HET or HOCI hereunder, nor shall any such choice be asserted as a defense, set-off or basis for any claim of failure to mitigate damages in any action or proceeding arising from this Agreement.

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                  2.4. Alteration of Obligations. In such manner, upon such
terms and at such times as the Company deems best, and without notice to HET or HOCI, the Company may (i) alter, compromise, accelerate, extend or change the time or manner for the payment or performance of any of the Manager Obligations,
(ii) release the Manager as to all or any portion of the Manager Obligations,
(iii) release, substitute or add any one or more guarantors or endorsers, (iv) accept security or substitute security therefor, or (v) release or subordinate any security therefor. No exercise or non-exercise of any right hereby given to the Company, no dealing by the Company with HET, HOCI or any other guarantor, or any other person, and no change, impairment or release of all or any portion of the Manager Obligations or suspension of any right or remedy of the Company against any person, including without limitation the Manager or any guarantor, endorser or other person, shall in any way affect any of the Guarantor Obligations or any security furnished by HET or HOCI or give HET or HOCI any recourse against the Company. If the Company has exculpated or hereafter exculpates the Manager from personal liability in whole or in part, said exculpation and agreement shall not affect the Guarantor Obligations. Each of HET and HOCI further acknowledges that any such exculpation or agreement that has been given or that is hereafter given to the Manager has been given or is given in reliance upon the covenants of HET or HOCI contained herein.

                  2.5. Waiver

                  (a) HET and HOCI represent, warrant and jointly and severally agree that, as of the date of this Agreement, their obligations under this Agreement are not subject to any recoupment, counterclaims, offsets or defenses against the Company or the Manager of any kind. HET and HOCI further jointly and severally agree that their obligations under this Agreement shall not be subject to any counterclaims, offsets or defenses against the Company or the Manager of any kind which may arise in the future. Each of HET and HOCI hereby expressly waives and relinquishes all rights, defenses and remedies accorded by applicable law to sureties or guarantors and agrees not to assert or take advantage of any such rights, defenses or remedies, including without limitation:

                           (i) any right to require the Company to proceed
against the Manager or any other person or to proceed against or exhaust any security held by the Company at any time or to pursue any other remedy in the power of the Company before proceeding against HET or HOCI, including but not limited to any defense of failure to join or non-joinder of the Manager or any other person whatsoever in any litigation instituted by the Company against either or both of HET and HOCI;

                           (ii) the defense of the statute of limitations,
prescription, and preemption in any action hereunder or in any action for the collection or performance of any of the Guarantor Obligations;

                           (iii) any defense that may arise by reason of the
discharge in bankruptcy, incapacity, lack of authority, death or disability of any other person or the failure of the Company to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person;

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                           (iv) diligence, demand, presentment, protest and
notice of any kind (whether, for non-payment or protest or of acceptance, maturity, extension of time, change in nature or form of the Guarantor Obligations, acceptance of security, release of security, composition or agreement arrived at as to the amount of, or the terms of, the Guarantor Obligations, notice of adverse change in the Manager's financial condition or any other fact which might materially increase the risk to HET and HOCI), including without limitation notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of the Company, the Manager, any endorser or creditor of the Manager, HET or HOCI or on the part of any other person under this or any other instrument in connection with any obligation or evidence of indebtedness held by the Company as collateral or in connection with any of the Obligations;

                           (v) any defense based upon an election of remedies by
the Company, which destroys or otherwise impairs the subrogation rights of HET or HOCI, the right of HET and HOCI to proceed against the Manager for reimbursement, or both, or any defense that the Company's claims against HET and HOCI are barred or diminished or premature to the extent that the Company has or may have remedies available against the Manager;

                           (vi) any defense based upon any statute or rule of
law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

                           (vii) any duty on the part of the Company to disclose
to HET and HOCI any facts the Company may now or hereafter know about the Manager, regardless of whether the Company has reason to believe that any such facts materially increase the risk beyond that which HET and HOCI intend to assume, or has reason to believe that such facts are unknown to either HET or HOCI, or has a reasonable opportunity to communicate such facts to either HET or HOCI, since each of HET and HOCI acknowledges that it is fully responsible for being and keeping informed of the financial condition of the Manager and of all circumstances bearing on the risk of non-payment of any of the Manager Obligations;

                           (viii) any defense arising because of the election of
the Company in any proceeding instituted under the United States Bankruptcy Code (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code;

                           (ix) any defense based upon any borrowing or grant of
a security interest under Section 364 of the Bankruptcy Code;

                           (x) waiver or estoppel or any alleged lack of
reasonable or justifiable reliance on the part of the Company as to HET's and HOCI's representations;

                           (xi) lack, failure or insufficiency of consideration;

                           (xii) any alleged failure of the Company to mitigate
injuries, losses or damages or any plea that the Company has any duty to mitigate injuries, losses, or damages prior to seeking recovery under this Agreement; and

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                           (xiii) any defense that the Company's claims
hereunder are or may be barred because an adequate remedy at law exists.

                  (b) Each of HET and HOCI agrees to forbear from exercise of any rights of subrogation, indemnity, or contribution against the Manager or any other person who may be liable for satisfaction of the Manager Obligations until such Manager Obligations have been fully satisfied as to the Company.

                  (c) In the event of the commencement of a bankruptcy case by or against any of HET or HOCI, each of HET and HOCI agrees to waive the automatic stay under the Bankruptcy Code and further agrees to the entry of an immediate order from the Bankruptcy Court, on the Company's ex parte motion granting to the Company a modification of the automatic stay (and/or recognition that the automatic stay is not applicable) allowing the Company to fully enforce the provisions of this Agreement, HET and HOCI hereby agreeing that in such case, "cause", as defined by the Bankruptcy Code, would exist for the immediate entry by the Bankruptcy Court of such an order modifying the automatic stay.

                  2.6. Bankruptcy. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Manager, HET or HOCI for liquidation or reorganization, should the Manager, HET or HOCI become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Manager's, HET's or HOCI's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount or must otherwise be restored or returned by the Company, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                  2.7. Interest. If HET and HOCI fail to pay all or any portion of any monetary amounts due as a part of the Guarantor Obligations upon notice or demand by the Company, the amount of such monetary portion of the Guarantor Obligations and all other sums payable by HET and HOCI to the Company hereunder shall bear interest from the date of such notice or demand, as the case may be, at two percent (2%) over the prime rate of interest charged by Citibank, N.A. at its offices in New York, New York, to borrowers on ninety (90) day unsecured commercial loans, as the same may be changed from time to time.

                  2.8. Attorneys' Fees. If (i) at any time following a default by the Manager in the performance of the Manager Obligations, which default entitles the Company to require performance hereunder, the Company refers this Agreement to an attorney to enforce, construe, or defend any provision hereof, or (ii) as a consequence of any default hereunder by HET or HOCI, the Company shall employ counsel for advice or representation or shall incur legal or other costs and expenses, with or without the filing of any legal action or proceeding, in connection with:

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                  (a) any litigation, contest, dispute, suit, proceeding or
action (whether instituted by the Company, the Manager, HET or HOCI or any other person) in any way relating to the enforcement of rights or remedies under this Agreement;

                  (b) any attempt to enforce any rights of the Company hereunder against HET or HOCI or any other person; or

                  (c) any attempt to defend any provision hereof;

then, and in any such event, the attorneys' fees arising from such services, including those of any appellate proceedings, and all expenses, costs, charges and other fees incurred by such counsel and others in any way or respect arising in connection with or relating to any of the events or actions described herein shall be payable, on demand, by HET and HOCI to the Company, as the case may be, or HET or HOCI shall cause the Manager to make such payment, and if not so paid, shall be additional Guarantor Obligations under this Agreement; provided that upon any engagement of counsel (i) following a default by the Manager in the performance of the Manager Obligations and (ii) prior to the date on which the Company gives written notice pursuant to Section 3 hereof (the "Notice Date"), the Company shall make demand on the Manager for any expenses of such counsel incurred prior to the Notice Date and such expenses shall only become Guarantor Obligations under this Agreement if the Manager shall fail timely to pay such expenses.

The reference to "attorneys' fees" in this Section 2.8 and in all other places in this Agreement shall also include, without limitation, such reasonable amounts as may then be charged for legal services furnished by attorneys retained or employed by the Company. Such attorneys' fees, costs and expenses shall include, without limitation, those incurred in connection with any bankruptcy, reorganization, insolvency, receivership, liquidation, arrangement, lawsuits in state or federal court, or other similar proceedings involving HET or HOCI which in any way affect the exercise by the Company of its rights and remedies hereunder.

                  2.9. Cumulative Rights. All rights, powers and remedies of the Company hereunder and under any other agreement now or at any time hereafter in force between the Company and HET and/or HOCI, including without limitation any other guarantee executed by either HET or HOCI relating to any obligations of the Manager, shall be cumulative and not alternative, and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to the Company by law and shall not be deemed in any way to extinguish or diminish the Company's rights and remedies. This Agreement is in addition to and independent of the guarantee by any guarantor of any other obligations or indebtedness of the Manager.

                  2.10. Independent Obligations. The Manager Obligations are independent of any other obligations of the Manager, and, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against HET and/or HOCI, whether or not the Manager is joined therein or a separate action or actions are brought against the Manager. The Company's rights hereunder shall not be exhausted by either's exercise of any of its rights or

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remedies or by any such action or by any number of successive actions unless and until all Guarantor Obligations have been satisfied and fully performed.

         3. Notices. Whenever any party hereto shall desire to give or serve any notice, demand, request or other communication with respect to this Agreement, each such notice shall be in writing and shall be effective only if the same is delivered by personal service, overnight courier service, or mailed by certified mail, postage prepaid, return receipt requested, addressed as follows:

         (a)      if to HET or HOCI:
                  c/o Harrah's Entertainment, Inc.
                  1023 Cherry Road
                  Memphis, Tennessee 38117

                  Attn:  General Counsel

                  with a copy to the Corporate Secretary at the same address


         (b)      if to the Company:
                  c/o Jazz Casino Company, L.L.C.
                  512 South Peters
                  New Orleans, Louisiana 70130

                  Attn:  President

or at such other address as shall have been furnished in writing by any person described above to the party required to give notice hereunder.

                  Any such notice delivered personally shall be deemed to have been received upon delivery. Any party hereto may change its address by giving the other parties hereto written notice of the new address as herein provided.

         4. Miscellaneous

                  4.1. Governing Law. This Agreement and the rights of the parties hereunder shall be governed by and interpreted in accordance with the internal laws of the State of New York without application of conflict of laws principles.

                  4.2. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors, assigns, heirs, legal representatives, executors and administrators.

                  4.3. Grammatical Changes. Whenever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and

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pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter gender as the circumstances require.

                  4.4. Captions. Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision hereof.

                  4.5. Severability. If any provision of this Agreement, or the application of such provision to any entity, person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to any entity, persons or circumstances other than those to which it is held invalid, shall not be affected thereby; provided that the parties shall attempt to reformulate such invalid provision to give effect to such portions thereof as may be valid without defeating the intent of such provision and the economic burdens and benefits of this Agreement are not impaired.

                  4.6. Counterparts. This Agreement, or any amendment hereto, may be executed in multiple counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument, notwithstanding that all of the parties hereto are not signatories to the original or the same counterpart. In addition, this Agreement, or any amendment hereto, may contain more than one counterpart of the signature pages, and this Agreement, or any amendment hereto, may be executed by the affixing of the signatures of each of the parties hereto to one of such counterpart signature pages; all of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                  4.7. No Third Party Rights. This Agreement is for the sole and exclusive benefit of the parties hereto designated herein. No other entity or person (including any creditors of the parties hereto) shall under any circumstances be deemed to be a beneficiary of any of the rights, remedies, terms and provisions of this Agreement.

                  4.8. Voluntary Agreement. Each party hereto has entered into this Agreement freely and voluntarily, without coercion, duress, distress, or undue influence by any other entity or persons or their respective shareholders, directors, officers, partners, agents or employees.

                  4.9. Advice From Counsel. Each party hereto understands that this Agreement may affect legal rights. Each party hereto represents to the other that it has received legal advice from counsel of its choice in connection with the negotiation and execution of this Agreement and is satisfied with its legal counsel and the advice received from it.

                  4.10. Judicial Interpretation. Should any provision of this Agreement require judicial interpretation or construction, there shall be no presumption that the terms hereof shall be more strictly construed or interpreted against any party hereto by reason of the rule of construction that a document is to be construed more strictly against the party who prepared the same.

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                  4.11. Attorneys' Fees. If any party hereto brings any judicial action or proceeding to enforce its rights under this Agreement, the prevailing party shall be entitled, in addition to any other remedy, to recover from the others, regardless of whether such action or proceeding is prosecuted to judgment, all costs and expenses, including without limitation reasonable attorneys' fees, incurred therein by the prevailing party.

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                                SIGNATURE PAGE TO
                          MANAGEMENT FEE REIMBURSEMENT
                               AGREEMENT GUARANTEE

                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement effective as of the day and year first above written.


                                        HARRAH'S OPERATING COMPANY, INC.,
                                        a Delaware corporation

                                        By:  /s/ Stephen H. Brammell
                                           ------------------------------------

                                        Name: Stephen H. Brammell
                                             ----------------------------------

                                        Title: V.P.
                                              ---------------------------------

                                        HARRAH'S ENTERTAINMENT, INC.,
                                        a Delaware corporation

                                        By:  /s/ Stephen H. Brammell
                                           ------------------------------------

                                        Name: Stephen H. Brammell
                                             ----------------------------------

                                        Title: V.P.
                                              ---------------------------------

                                        JAZZ CASINO COMPANY, L.L.C., a
                                        Louisiana limited liability company,

                                        By: /s/ Frederick W. Burford
                                           ------------------------------------

                                        Name: Frederick W. Burford
                                             ----------------------------------

                                        Title: President
                                             ----------------------------------


Harrah's New Orleans Management Company
agrees to repay to HET and HOCI, as the
case may be, any amounts paid by HET
and/or HOCI to the Company pursuant to
this Management Fee Reimbursement
Agreement Guarantee.

HARRAH'S NEW ORLEANS MANAGEMENT COMPANY, a Nevada corporation

By:  /s/ Stephen H. Brammell
   ----------------------------------------

Name: Stephen H. Brammell
     --------------------------------------

Title: Authorized Representative
      -------------------------------------